Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2012

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

November 7, 2012

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

This quarterly financial supplement reflects, for all periods presented, the classification of the results for the Company’s long-term care insurance business, formerly reported in the Group Insurance segment, as a “divested business” and excluded from adjusted operating income as a result of the Company’s decision to discontinue sales of long-term care policies.

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Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2011		2012
2012	2011			3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,504	1,247	21%	U.S. Retirement Solutions and Investment Management Division	42	668	698	302	504
313	465	-33%	U.S. Individual Life and Group Insurance Division	156	180	72	94	147
2,070	1,788	16%	International Insurance Division	660	595	606	681	783
(1,079)	(858)	-26%	Corporate and other operations	(349)	(286)	(364)	(263)	(452)

2,808	2,642	6%	Total pre-tax adjusted operating income	509	1,157	1,012	814	982
729	673	8%	Income taxes, applicable to adjusted operating income	103	305	273	196	260

2,079	1,969	6%	Financial Services Businesses after-tax adjusted operating income	406	852	739	618	722

			Reconciling items:
(1,111)	1,443	-177%	Realized investment gains (losses), net, and related charges and adjustments	1,817	(596)	(1,838)	2,030	(1,303)
502	170	195%	Investment gains on trading account assets supporting insurance liabilities, net	10	53	234	4	264
(446)	(76)	-487%	Change in experience-rated contractholder liabilities due to asset value changes	68	(47)	(246)	54	(254)
(657)	49	-1441%	Divested businesses	43	52	4	24	(685)
(27)	(201)	87%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(87)	12	5	8	(40)

(1,739)	1,385	-226%	Total reconciling items, before income taxes	1,851	(526)	(1,841)	2,120	(2,018)
(193)	612	-132%	Income taxes, not applicable to adjusted operating income	743	(183)	(111)	534	(616)

(1,546)	773	-300%	Total reconciling items, after income taxes	1,108	(343)	(1,730)	1,586	(1,402)

533	2,742	-81%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1,514	509	(991)	2,204	(680)
7	117	-94%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	57	(7)	(4)	(9)	20

540	2,859	-81%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	1,571	502	(995)	2,195	(660)
51	64	-20%	Earnings attributable to noncontrolling interests	10	8	11	15	25

591	2,923	-80%	Income from continuing operations (after-tax) of Financial Services Businesses	1,581	510	(984)	2,210	(635)
14	21	-33%	Income (loss) from discontinued operations, net of taxes	(9)	14	7	8	(1)

605	2,944	-79%	Net income (loss) of Financial Services Businesses	1,572	524	(977)	2,218	(636)
51	64	-20%	Less: Income attributable to noncontrolling interests	10	8	11	15	25

554	2,880	-81%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1,562	516	(988)	2,203	(661)

10.2%	10.0%		Operating Return on Average Equity (based on adjusted operating income)	6.0%	12.3%	11.1%	9.1%	10.3%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
554	2,880		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,562	516	(988)	2,203	(661)
59	64		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	32	82	21	(5)	43

613	2,944		Consolidated net income (loss) attributable to Prudential Financial, Inc.	1,594	598	(967)	2,198	(618)

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted): (1)
4.41	4.02	Financial Services Businesses after-tax adjusted operating income	0.84	1.77	1.56	1.32	1.53

		Reconciling items:
(2.34)	2.93	Realized investment gains (losses), net, and related charges and adjustments	3.71	(1.25)	(3.85)	4.29	(2.76)
1.06	0.35	Investment gains on trading account assets supporting insurance liabilities, net	0.02	0.11	0.49	0.01	0.56
(0.94)	(0.15)	Change in experience-rated contractholder liabilities due to asset value changes	0.14	(0.10)	(0.52)	0.11	(0.54)
(1.39)	0.10	Divested businesses	0.09	0.11	0.01	0.05	(1.45)
0.03	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	(0.03)	—	0.02	(0.03)	0.01

(3.58)	3.21	Total reconciling items, before income taxes	3.93	(1.13)	(3.85)	4.43	(4.18)
(0.35)	1.43	Income taxes, not applicable to adjusted operating income	1.58	(0.40)	(0.19)	1.13	(1.24)

(3.23)	1.78	Total reconciling items, after income taxes	2.35	(0.73)	(3.66)	3.30	(2.94)

1.18	5.80	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	3.19	1.04	(2.10)	4.62	(1.41)
0.03	0.05	Income (loss) from discontinued operations, net of taxes	(0.01)	0.03	0.01	0.02	—

1.21	5.85	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	3.18	1.07	(2.09)	4.64	(1.41)

466.6	484.0	Weighted average number of outstanding Common shares (basic)	481.2	469.2	469.2	466.1	464.4

474.3	492.7	Weighted average number of outstanding Common shares (diluted) (2)	489.3	477.0	477.5	473.5	471.8

20	25	Direct equity adjustments for earnings per share calculation	8	(1)	8	8	4

13	13	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
21	27	Financial Services Businesses after-tax adjusted operating income	6	11	8	6	7
6	38	Income from continuing operations (after-tax) of Financial Services Businesses	20	9	—	20	—

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012 and September 30, 2012 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.
(2)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the nine months ended September 30, 2012, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the nine months ended September 30, 2012 for GAAP measures is 469.2 million.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,899	2,336	3,655	3,226	3,013
		Long-term debt	20,651	21,353	21,110	21,030	19,576
		Junior Subordinated Long-Term Debt	1,519	1,519	1,519	1,519	2,519

		Attributed Equity:
		Including accumulated other comprehensive income	32,901	32,817	33,509	36,559	37,131
		Excluding total accumulated other comprehensive income	27,916	27,567	26,436	28,460	27,715

		Total Capitalization:
		Including accumulated other comprehensive income	55,071	55,689	56,138	59,108	59,226
		Excluding total accumulated other comprehensive income	50,086	50,439	49,065	51,009	49,810

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	68.77	69.07	70.80	78.07	79.51
		Excluding total accumulated other comprehensive income	58.35	58.02	55.85	60.77	59.35

		Number of diluted shares at end of period (2)	478.4	475.1	473.3	468.3	467.0

		Common Stock Price Range (based on closing price):
64.65	67.32	High	65.26	57.32	64.65	64.50	58.63
44.74	43.93	Low	43.93	43.91	51.30	44.74	45.46
54.51	46.86	Close	46.86	50.12	63.39	48.43	54.51

		Common Stock market capitalization (1)	22,113	23,456	29,667	22,472	25,184

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

OPERATIONS HIGHLIGHTS

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	258.8	269.1	283.2	286.4	300.2
		Retail customers	110.1	117.9	123.6	130.2	132.3
		General account	230.5	232.1	230.0	233.6	237.7

		Total Investment Management and Advisory Services	599.4	619.1	636.8	650.2	670.2
		Non-proprietary assets under management	136.1	152.2	176.8	176.2	193.0

		Total managed by U.S. Retirement Solutions and Investment Management Division	735.5	771.3	813.6	826.4	863.2
		Managed by U.S. Individual Life and Group Insurance Division	13.6	13.8	14.8	13.6	13.7
		Managed by International Insurance Division	122.2	115.6	114.5	121.1	128.0

		Total assets under management	871.3	900.7	942.9	961.1	1,004.9
		Client assets under administration	82.6	85.7	89.2	87.1	88.4

		Total assets under management and administration	953.9	986.4	1,032.1	1,048.2	1,093.3

		Assets managed or administered for customers outside of the United States at end of period	213.2	208.9	214.6	223.0	237.3

		Distribution Representatives (1):
		Prudential Agents	2,571	2,529	2,603	2,607	2,662
		International Life Planners	6,699	6,792	6,819	6,806	6,929
		Gibraltar Life Consultants	12,936	12,791	12,219	12,031	11,683

52	50	Prudential Agent productivity ($ thousands)	52	64	45	54	58

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2011		2012
2012	2011			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
20,938	15,492	35%	Premiums	5,332	5,546	5,980	6,695	8,263
3,414	2,999	14%	Policy charges and fee income	979	1,033	1,078	1,085	1,251
7,657	7,281	5%	Net investment income	2,508	2,522	2,500	2,526	2,631
2,985	3,026	-1%	Asset management fees, commissions and other income	952	1,034	937	941	1,107

34,994	28,798	22%	Total revenues	9,771	10,135	10,495	11,247	13,252

			Benefits and Expenses (1):
20,117	14,973	34%	Insurance and annuity benefits	5,340	4,946	5,484	6,404	8,229
2,860	2,803	2%	Interest credited to policyholders’ account balances	1,040	953	948	971	941
930	864	8%	Interest expense	296	299	308	311	311
(2,602)	(2,266)	-15%	Deferral of acquisition costs	(777)	(761)	(809)	(911)	(882)
1,385	1,187	17%	Amortization of acquisition costs	408	378	406	513	466
9,496	8,595	10%	General and administrative expenses	2,955	3,163	3,146	3,145	3,205

32,186	26,156	23%	Total benefits and expenses	9,262	8,978	9,483	10,433	12,270

2,808	2,642	6%	Adjusted operating income before income taxes	509	1,157	1,012	814	982

			Reconciling items:
(1,609)	3,175	-151%	Realized investment gains (losses), net, and related adjustments	3,385	(672)	(2,716)	3,058	(1,951)
498	(1,732)	129%	Related charges	(1,568)	76	878	(1,028)	648

(1,111)	1,443	-177%	Total realized investment gains (losses), net, and related charges and adjustments	1,817	(596)	(1,838)	2,030	(1,303)

502	170	195%	Investment gains on trading account assets supporting insurance liabilities, net	10	53	234	4	264
(446)	(76)	-487%	Change in experience-rated contractholder liabilities due to asset value changes	68	(47)	(246)	54	(254)
(657)	49	-1441%	Divested businesses	43	52	4	24	(685)
(27)	(201)	87%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(87)	12	5	8	(40)

(1,739)	1,385	-226%	Total reconciling items, before income taxes	1,851	(526)	(1,841)	2,120	(2,018)

1,069	4,027	-73%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	2,360	631	(829)	2,934	(1,036)
536	1,285	-58%	Income tax expense (benefit)	846	122	162	730	(356)

533	2,742	-81%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	1,514	509	(991)	2,204	(680)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	09/30/2011	12/31/2011	03/31/2012	06/30/2012	09/30/2012

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $195,462; $197,784; $195,582; $202,699; $208,474)	205,102	208,132	208,419	217,232	226,015
Fixed maturities, held to maturity, at amortized cost (fair value $5,484; $5,354; $5,006; $5,041; $5,018)	5,195	5,107	4,775	4,771	4,720
Trading account assets supporting insurance liabilities, at fair value	19,535	19,481	19,679	19,729	20,132
Other trading account assets, at fair value	6,237	5,228	4,860	5,349	5,610
Equity securities, available for sale, at fair value (cost $4,280; $4,165; $4,041; $4,188; $4,253)	4,561	4,413	4,629	4,651	4,821
Commercial mortgage and other loans	25,315	26,391	26,205	26,643	27,057
Policy loans	6,176	6,263	6,191	6,291	6,551
Other long-term investments	5,919	5,830	5,517	5,655	6,133
Short-term investments	6,764	8,593	7,196	8,253	7,825

Total investments	284,804	289,438	287,471	298,574	308,864
Cash and cash equivalents	14,734	13,201	12,980	13,390	13,102
Accrued investment income	2,147	2,177	2,147	2,180	2,230
Deferred policy acquisition costs	11,658	12,056	13,008	12,612	13,250
Other assets	16,626	15,748	15,641	14,964	15,353
Separate account assets	207,366	218,380	236,567	235,268	247,510

Total assets	537,335	551,000	567,814	576,988	600,309

Liabilities:
Future policy benefits	118,179	119,248	116,721	123,555	132,209
Policyholders’ account balances	129,074	129,074	128,038	128,423	130,227
Securities sold under agreements to repurchase	2,555	3,118	3,806	4,656	4,662
Cash collateral for loaned securities	2,334	2,254	2,226	2,247	2,442
Income taxes	7,308	6,993	8,094	9,073	9,318
Senior short-term debt	2,899	2,336	3,655	3,226	3,013
Senior long-term debt	20,651	21,353	21,110	21,030	19,576
Junior subordinated long-term debt	1,519	1,519	1,519	1,519	2,519
Other liabilities	11,894	13,320	11,973	10,823	11,011
Separate account liabilities	207,366	218,380	236,567	235,268	247,510

Total liabilities	503,779	517,595	533,709	539,820	562,487

Attributed Equity:
Accumulated other comprehensive income	4,985	5,250	7,073	8,099	9,416
Other attributed equity	27,916	27,567	26,436	28,460	27,715

Total attributed equity	32,901	32,817	33,509	36,559	37,131

Noncontrolling Interest	655	588	596	609	691

Total Equity	33,556	33,405	34,105	37,168	37,822

Total liabilities and equity	537,335	551,000	567,814	576,988	600,309

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	8,263	161	1,295	6,814	(7)
Policy charges and fee income	1,251	584	537	139	(9)
Net investment income	2,631	1,001	409	1,126	95
Asset management fees, commissions and other income	1,107	1,068	127	100	(188)

Total revenues	13,252	2,814	2,368	8,179	(109)

Benefits and Expenses (1):
Insurance and annuity benefits	8,229	736	1,433	5,982	78
Interest credited to policyholders’ account balances	941	504	139	303	(5)
Interest expense	311	37	83	1	190
Deferral of acquisition costs	(882)	(305)	(103)	(494)	20
Amortization of acquisition costs	466	(20)	210	279	(3)
General and administrative expenses	3,205	1,358	459	1,325	63

Total benefits and expenses	12,270	2,310	2,221	7,396	343

Adjusted operating income (loss) before income taxes	982	504	147	783	(452)

	Quarter Ended September 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,332	189	1,301	3,838	4
Policy charges and fee income	979	519	319	150	(9)
Net investment income	2,508	999	393	1,026	90
Asset management fees, commissions and other income	952	882	77	116	(123)

Total revenues	9,771	2,589	2,090	5,130	(38)

Benefits and Expenses (1):
Insurance and annuity benefits	5,340	698	1,459	3,034	149
Interest credited to policyholders’ account balances	1,040	623	134	292	(9)
Interest expense	296	35	48	—	213
Deferral of acquisition costs	(777)	(243)	(82)	(467)	15
Amortization of acquisition costs	408	249	(54)	235	(22)
General and administrative expenses	2,955	1,185	429	1,376	(35)

Total benefits and expenses	9,262	2,547	1,934	4,470	311

Adjusted operating income (loss) before income taxes	509	42	156	660	(349)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	20,938	525	3,854	16,583	(24)
Policy charges and fee income	3,414	1,684	1,317	441	(28)
Net investment income	7,657	2,982	1,211	3,184	280
Asset management fees, commissions and other income	2,985	2,920	348	251	(534)

Total revenues	34,994	8,111	6,730	20,459	(306)

Benefits and Expenses (1):
Insurance and annuity benefits	20,117	1,598	4,358	14,037	124
Interest credited to policyholders’ account balances	2,860	1,616	411	851	(18)
Interest expense	930	111	240	1	578
Deferral of acquisition costs	(2,602)	(858)	(292)	(1,506)	54
Amortization of acquisition costs	1,385	245	344	823	(27)
General and administrative expenses	9,496	3,895	1,356	4,183	62

Total benefits and expenses	32,186	6,607	6,417	18,389	773

Adjusted operating income (loss) before income taxes	2,808	1,504	313	2,070	(1,079)

	Nine Months Ended September 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	15,492	644	3,868	10,997	(17)
Policy charges and fee income	2,999	1,531	1,088	406	(26)
Net investment income	7,281	3,077	1,164	2,752	288
Asset management fees, commissions and other income	3,026	2,826	233	344	(377)

Total revenues	28,798	8,078	6,353	14,499	(132)

Benefits and Expenses (1):
Insurance and annuity benefits	14,973	1,654	4,251	8,910	158
Interest credited to policyholders’ account balances	2,803	1,736	392	702	(27)
Interest expense	864	104	141	1	618
Deferral of acquisition costs	(2,266)	(853)	(232)	(1,234)	53
Amortization of acquisition costs	1,187	504	92	640	(49)
General and administrative expenses	8,595	3,686	1,244	3,692	(27)

Total benefits and expenses	26,156	6,831	5,888	12,711	726

Adjusted operating income (loss) before income taxes	2,642	1,247	465	1,788	(858)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	308,864	97,088	35,898	164,819	11,059
Deferred policy acquisition costs	13,250	3,665	3,123	6,683	(221)
Other assets	30,685	10,122	5,093	13,318	2,152
Separate account assets	247,510	210,539	37,944	1,441	(2,414)

Total assets	600,309	321,414	82,058	186,261	10,576

Liabilities:
Future policy benefits	132,209	22,745	9,922	96,132	3,410
Policyholders’ account balances	130,227	57,093	17,771	55,804	(441)
Debt	25,108	5,114	7,347	73	12,574
Other liabilities	27,433	9,178	4,691	13,299	265
Separate account liabilities	247,510	210,539	37,944	1,441	(2,414)

Total liabilities	562,487	304,669	77,675	166,749	13,394

Attributed Equity:
Accumulated other comprehensive income (loss)	9,416	2,136	1,809	6,708	(1,237)
Other attributed equity	27,715	14,040	2,574	12,672	(1,571)

Total attributed equity	37,131	16,176	4,383	19,380	(2,808)

Noncontrolling Interest	691	569	—	132	(10)

Total Equity	37,822	16,745	4,383	19,512	(2,818)

Total liabilities and equity	600,309	321,414	82,058	186,261	10,576

	As of December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	289,438	97,005	33,282	148,946	10,205
Deferred policy acquisition costs	12,056	2,587	3,324	6,141	4
Other assets	31,126	9,271	4,546	12,756	4,553
Separate account assets	218,380	183,785	35,665	1,118	(2,188)

Total assets	551,000	292,648	76,817	168,961	12,574

Liabilities:
Future policy benefits	119,248	20,451	9,441	87,199	2,157
Policyholders’ account balances	129,074	57,878	16,806	54,908	(518)
Debt	25,208	4,704	7,047	18	13,439
Other liabilities	25,685	10,379	3,623	10,280	1,403
Separate account liabilities	218,380	183,785	35,665	1,118	(2,188)

Total liabilities	517,595	277,197	72,582	153,523	14,293

Attributed Equity:
Accumulated other comprehensive income (loss)	5,250	2,072	1,333	3,089	(1,244)
Other attributed equity	27,567	12,754	2,902	12,298	(387)

Total attributed equity	32,817	14,826	4,235	15,387	(1,631)

Noncontrolling Interest	588	625	—	51	(88)

Total Equity	33,405	15,451	4,235	15,438	(1,719)

Total liabilities and equity	551,000	292,648	76,817	168,961	12,574

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2012				As of December 31, 2011
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	768	8,599	2,519	11,886	450	9,255	1,519	11,224
Investment related	1,372	7,163	—	8,535	926	7,971	—	8,897
Securities business related	545	526	—	1,071	857	661	—	1,518
Specified other businesses	328	3,288	—	3,616	103	3,466	—	3,569
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	3,013	19,576	2,519	25,108	2,336	21,353	1,519	25,208

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of September 30, 2012				As of December 31, 2011
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	10,347	1,041	498	11,886	9,662	1,040	522	11,224
Investment related	4,632	688	3,215	8,535	4,970	710	3,217	8,897
Securities business related	797	163	111	1,071	1,086	422	10	1,518
Specified other businesses	1,820	1,796	—	3,616	2,834	735	—	3,569
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	17,596	3,688	3,824	25,108	18,552	2,907	3,749	25,208

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for September 30, 2012 and December 31, 2011 respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2011		2012
2012	2011			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
525	644	-18%	Premiums	189	257	116	248	161
1,684	1,531	10%	Policy charges and fee income	519	512	544	556	584
2,982	3,077	-3%	Net investment income	999	1,010	996	985	1,001
2,920	2,826	3%	Asset management fees, commissions and other income	882	963	948	904	1,068

8,111	8,078	0%	Total revenues	2,589	2,742	2,604	2,693	2,814

			Benefits and Expenses (1):
1,598	1,654	-3%	Insurance and annuity benefits	698	416	251	611	736
1,616	1,736	-7%	Interest credited to policyholders’ account balances	623	549	544	568	504
111	104	7%	Interest expense	35	35	35	39	37
(858)	(853)	-1%	Deferral of acquisition costs	(243)	(240)	(265)	(288)	(305)
245	504	-51%	Amortization of acquisition costs	249	98	97	168	(20)
3,895	3,686	6%	General and administrative expenses	1,185	1,216	1,244	1,293	1,358

6,607	6,831	-3%	Total benefits and expenses	2,547	2,074	1,906	2,391	2,310

1,504	1,247	21%	Adjusted operating income before income taxes	42	668	698	302	504

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2012				Quarter Ended September 30, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	525	78	447	—	161	24	137	—
Policy charges and fee income	1,684	1,531	153	—	584	531	53	—
Net investment income	2,982	585	2,323	74	1,001	197	767	37
Asset management fees, commissions and other income	2,920	750	588	1,582	1,068	266	205	597

Total revenues	8,111	2,944	3,511	1,656	2,814	1,018	1,162	634

Benefits and Expenses (1):
Insurance and annuity benefits	1,598	518	1,080	—	736	385	351	—
Interest credited to policyholders’ account balances	1,616	331	1,285	—	504	72	432	—
Interest expense	111	85	15	11	37	29	5	3
Deferral of acquisition costs	(858)	(816)	(22)	(20)	(305)	(288)	(10)	(7)
Amortization of acquisition costs	245	207	20	18	(20)	(36)	10	6
General and administrative expenses	3,895	1,884	720	1,291	1,358	649	264	445

Total benefits and expenses	6,607	2,209	3,098	1,300	2,310	811	1,052	447

Adjusted operating income before income taxes	1,504	735	413	356	504	207	110	187

	Nine Months Ended September 30, 2011				Quarter Ended September 30, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	644	97	547	—	189	27	162	—
Policy charges and fee income	1,531	1,387	144	—	519	469	50	—
Net investment income	3,077	593	2,396	88	999	195	786	18
Asset management fees, commissions and other income	2,826	659	538	1,629	882	214	173	495

Total revenues	8,078	2,736	3,625	1,717	2,589	905	1,171	513

Benefits and Expenses (1):
Insurance and annuity benefits	1,654	501	1,153	—	698	331	367	—
Interest credited to policyholders’ account balances	1,736	454	1,282	—	623	182	441	—
Interest expense	104	83	11	10	35	28	4	3
Deferral of acquisition costs	(853)	(810)	(25)	(18)	(243)	(230)	(8)	(5)
Amortization of acquisition costs	504	447	38	19	249	233	9	7
General and administrative expenses	3,686	1,772	712	1,202	1,185	553	247	385

Total benefits and expenses	6,831	2,447	3,171	1,213	2,547	1,097	1,060	390

Adjusted operating income (loss) before income taxes	1,247	289	454	504	42	(192)	111	123

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
109,743	102,348	Beginning total account value	112,202	102,879	109,743	120,276	120,326
16,199	15,818	Sales	4,472	4,406	4,943	5,344	5,912
(4,881)	(5,523)	Surrenders and withdrawals	(1,623)	(1,526)	(1,676)	(1,626)	(1,579)

11,318	10,295	Net sales	2,849	2,880	3,267	3,718	4,333
(856)	(816)	Benefit payments	(272)	(276)	(285)	(288)	(283)

10,462	9,479	Net flows	2,577	2,604	2,982	3,430	4,050
10,693	(7,285)	Change in market value, interest credited, and other	(11,330)	4,835	8,171	(2,742)	5,264
(1,949)	(1,663)	Policy charges	(570)	(575)	(620)	(638)	(691)

128,949	102,879	Ending total account value	102,879	109,743	120,276	120,326	128,949

		Fixed Annuities:
3,792	3,837	Beginning total account value	3,825	3,810	3,792	3,778	3,768
44	53	Sales	15	16	16	14	14
(112)	(139)	Surrenders and withdrawals	(46)	(44)	(43)	(34)	(35)

(68)	(86)	Net redemptions	(31)	(28)	(27)	(20)	(21)
(213)	(199)	Benefit payments	(67)	(77)	(83)	(62)	(68)

(281)	(285)	Net flows	(98)	(105)	(110)	(82)	(89)
247	259	Interest credited and other	83	87	96	73	78
(2)	(1)	Policy charges	—	—	—	(1)	(1)

3,756	3,810	Ending total account value	3,810	3,792	3,778	3,768	3,756

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
2,466	2,491	Insurance Agents	736	732	764	799	903
4,003	3,383	Wirehouses	1,040	1,180	1,233	1,299	1,471
7,147	7,318	Independent Financial Planners	1,922	1,822	2,103	2,338	2,706

2,627	2,679	Bank Distribution	789	688	859	922	846
16,243	15,871	Total	4,487	4,422	4,959	5,358	5,926

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
12,830	13,223	Beginning balance	12,185	12,971	12,830	12,277	12,355
1,884	1,401	Premiums and deposits	489	505	548	662	674
(770)	(935)	Surrenders and withdrawals	(295)	(179)	(278)	(253)	(239)

1,114	466	Net sales	194	326	270	409	435
(271)	(255)	Benefit payments	(82)	(92)	(101)	(84)	(86)

843	211	Net flows	112	234	169	325	349
304	308	Interest credited and other	102	104	96	111	97
(2,046)	(770)	Net transfers (to) from separate account	572	(479)	(818)	(357)	(871)
(2)	(1)	Policy charges	—	—	—	(1)	(1)

11,929	12,971	Ending balance	12,971	12,830	12,277	12,355	11,929

		Account Values in Separate Account:
100,705	92,962	Beginning balance	103,842	93,718	100,705	111,777	111,739
14,359	14,470	Premiums and deposits	3,998	3,917	4,411	4,696	5,252
(4,223)	(4,727)	Surrenders and withdrawals	(1,374)	(1,391)	(1,441)	(1,407)	(1,375)

10,136	9,743	Net sales	2,624	2,526	2,970	3,289	3,877
(798)	(760)	Benefit payments	(257)	(261)	(267)	(266)	(265)

9,338	8,983	Net flows	2,367	2,265	2,703	3,023	3,612
10,636	(7,334)	Change in market value, interest credited and other	(11,349)	4,818	8,171	(2,780)	5,245
2,046	770	Net transfers (to) from general account	(572)	479	818	357	871
(1,949)	(1,663)	Policy charges	(570)	(575)	(620)	(638)	(691)

120,776	93,718	Ending balance	93,718	100,705	111,777	111,739	120,776

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2011		2012
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	8,844	8,771	8,724	8,368	8,224
Guaranteed minimum withdrawal benefits	1,018	1,031	1,066	984	980
Guaranteed minimum income benefits	3,580	3,685	3,874	3,603	3,631
Guaranteed minimum withdrawal & income benefits	66,080	72,154	81,156	83,110	91,366

Total	79,522	85,641	94,820	96,065	104,201

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	64,769	70,341	78,622	80,811	88,672
Account Values without Auto-Rebalancing Feature	14,753	15,300	16,198	15,254	15,529

Total	79,522	85,641	94,820	96,065	104,201

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	4,996	4,238	2,650	3,938	3,013
Net Amount at Risk without Auto-Rebalancing Feature	2,934	2,361	1,652	2,008	1,701

Total	7,930	6,599	4,302	5,946	4,714

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2011		2012
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	72,971	78,334	86,442	87,311	94,401
Net amount at risk	3,238	2,083	963	1,390	850
Minimum return, anniversary contract value, or maximum contract value:
Account value	27,022	28,414	30,685	30,037	31,510
Net amount at risk	6,751	5,699	4,173	4,975	4,268

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	64,769	70,341	78,622	80,811	88,672
Account Values without Auto-Rebalancing Feature	35,224	36,407	38,505	36,537	37,239

Total	99,993	106,748	117,127	117,348	125,911

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	3,042	2,154	995	1,596	983
Net Amount at Risk without Auto-Rebalancing Feature	6,947	5,628	4,141	4,769	4,135

Total	9,989	7,782	5,136	6,365	5,118

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
139,430	141,313	Beginning total account value	146,580	134,198	139,430	145,991	142,405
12,487	12,942	Deposits and sales	3,966	3,879	4,646	4,363	3,478
(14,837)	(13,267)	Withdrawals and benefits	(4,126)	(5,893)	(7,103)	(3,671)	(4,063)
9,854	(6,790)	Change in market value, interest credited, interest income and other activity (1)	(12,222)	7,246	9,018	(4,278)	5,114

146,934	134,198	Ending total account value	134,198	139,430	145,991	142,405	146,934

(2,350)	(325)	Net additions (withdrawals)	(160)	(2,014)	(2,457)	692	(585)

		Stable value account values included above	40,889	41,142	41,169	41,634	42,044

		Institutional Investment Products:
90,089	64,183	Beginning total account value	74,131	80,513	90,089	93,853	102,443
15,813	16,948	Additions	5,571	10,825	4,399	8,457	2,957
(5,909)	(4,066)	Withdrawals and benefits (2)	(1,501)	(2,084)	(1,538)	(2,832)	(1,539)
3,999	3,848	Change in market value, interest credited and interest income	2,176	733	928	1,562	1,509
654	(400)	Other (3)	136	102	(25)	1,403	(724)

104,646	80,513	Ending total account value	80,513	90,089	93,853	102,443	104,646

9,904	12,882	Net additions	4,070	8,741	2,861	5,625	1,418

(1)	Includes $(1.4) billion for the three months ended June 30, 2012 and the nine months ending September 30, 2012, representing the divestiture of bank deposits previously held by Prudential Bank & Trust, as a result of the Company’s decision to limit its operations to trust services. Also includes $469 million for the three months ended December 31, 2011, representing the addition of Prudential’s Non-Qualified pension plan transferred from a third party administrator. All divestitures occurred in the second quarter of 2012.
(2)	Includes $(16) million, $(10) million, $(7) million, $(886) million, and $(9) million for the three months ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, and September 30, 2012 respectively, and $(902) million and $(68) million for the nine months ended September 30, 2012 and 2011, respectively, representing transfers of client balances managed by Prudential to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $131 million for the three months ended September 30, 2012, and $0 million and $(415) million for the nine months ended September 30, 2012 and 2011, respectively. “Other” activity also includes $16 million, $10 million, $7 million, $886 million, and $9 million for the three months ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, and September 30, 2012 respectively, and $902 million and $68 million for the nine months ended September 30, 2012 and 2011, respectively, related to transfers discussed above in note 2. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT

INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2011		2012
2012	2011	Change		3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,181	1,091	8%	Asset management fees	367	376	386	389	406
117	241	-51%	Other related revenues	35	98	30	(26)	113
358	385	-7%	Service, distribution and other revenues	111	120	123	120	115

1,656	1,717	-4%	Total Asset Management segment revenues	513	594	539	483	634

			Analysis of asset management fees by source:
564	530	6%	Institutional customers	178	184	187	186	191
359	319	13%	Retail customers	107	107	115	118	126
258	242	7%	General account	82	85	84	85	89

1,181	1,091	8%	Total asset management fees	367	376	386	389	406

Supplementary Assets Under Management Information (in billions):
	September 30, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	49.1	220.5	30.6	300.2
Retail customers	85.3	45.6	1.4	132.3
General account	4.6	231.7	1.4	237.7

Total	139.0	497.8	33.4	670.2

	September 30, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	42.2	189.6	27.0	258.8
Retail customers	63.7	45.0	1.4	110.1
General account	3.8	225.4	1.3	230.5

Total	109.7	460.0	29.7	599.4

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
231.5	197.6	Beginning assets under management	218.9	221.6	231.5	244.6	248.6
37.2	33.8	Additions	10.6	14.2	13.9	10.9	12.4
(28.4)	(20.8)	Withdrawals	(8.5)	(10.5)	(8.5)	(10.9)	(9.0)
20.2	10.9	Change in market value	0.8	5.9	7.6	3.8	8.8
0.4	(0.3)	Net money market flows	(0.2)	0.3	0.1	0.1	0.2
—	0.4	Other (1)	—	—	—	0.1	(0.1)

260.9	221.6	Ending assets under management	221.6	231.5	244.6	248.6	260.9
39.3	37.2	Affiliated institutional assets under management	37.2	37.6	38.6	37.8	39.3

300.2	258.8	Total assets managed for institutional customers at end of period	258.8	269.1	283.2	286.4	300.2

8.8	13.0	Net institutional additions, excluding money market activity	2.1	3.7	5.4	—	3.4

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
64.2	61.6	Beginning assets under management	66.8	58.9	64.2	75.0	75.4
24.5	17.3	Additions	6.2	6.6	8.7	9.0	6.8
(15.8)	(15.0)	Withdrawals	(5.7)	(5.4)	(5.5)	(5.2)	(5.1)
8.1	(4.6)	Change in market value	(8.4)	4.1	7.6	(3.4)	3.9
—	—	Net money market flows	—	—	—	—	—
—	(0.4)	Other (2)	—	—	—	—	—

81.0	58.9	Ending assets under management	58.9	64.2	75.0	75.4	81.0
51.3	51.2	Affiliated retail assets under management	51.2	53.7	48.6	54.8	51.3

132.3	110.1	Total assets managed for retail customers at end of period	110.1	117.9	123.6	130.2	132.3

8.7	2.3	Net retail additions, excluding money market activity	0.5	1.2	3.2	3.8	1.7

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in client contract form.
(2)	Amounts for the nine months ended September 2011 represent a reclassification of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2011		2012
2012	2011			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,854	3,868	0%	Premiums	1,301	1,276	1,269	1,290	1,295
1,317	1,088	21%	Policy charges and fee income	319	384	391	389	537
1,211	1,164	4%	Net investment income	393	389	400	402	409
348	233	49%	Asset management fees, commissions and other income	77	104	107	114	127

6,730	6,353	6%	Total revenues	2,090	2,153	2,167	2,195	2,368

			Benefits and Expenses (1):
4,358	4,251	3%	Insurance and annuity benefits	1,459	1,367	1,473	1,452	1,433
411	392	5%	Interest credited to policyholders’ account balances	134	135	133	139	139
240	141	70%	Interest expense	48	73	77	80	83
(292)	(232)	-26%	Deferral of acquisition costs	(82)	(85)	(89)	(100)	(103)
344	92	274%	Amortization of acquisition costs	(54)	49	57	77	210
1,356	1,244	9%	General and administrative expenses	429	434	444	453	459

6,417	5,888	9%	Total benefits and expenses	1,934	1,973	2,095	2,101	2,221

313	465	-33%	Adjusted operating income before income taxes	156	180	72	94	147

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2012			Quarter Ended September 30, 2012
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,854	542	3,312	1,295	184	1,111
Policy charges and fee income	1,317	947	370	537	407	130
Net investment income	1,211	771	440	409	261	148
Asset management fees, commissions and other income	348	267	81	127	96	31

Total revenues	6,730	2,527	4,203	2,368	948	1,420

Benefits and Expenses (1):
Insurance and annuity benefits	4,358	943	3,415	1,433	299	1,134
Interest credited to policyholders’ account balances	411	241	170	139	83	56
Interest expense	240	235	5	83	80	3
Deferral of acquisition costs	(292)	(292)	—	(103)	(103)	—
Amortization of acquisition costs	344	341	3	210	209	1
General and administrative expenses	1,356	774	582	459	268	191

Total benefits and expenses	6,417	2,242	4,175	2,221	836	1,385

Adjusted operating income before income taxes	313	285	28	147	112	35

	Nine Months Ended September 30, 2011			Quarter Ended September 30, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,868	537	3,331	1,301	182	1,119
Policy charges and fee income	1,088	694	394	319	156	163
Net investment income	1,164	729	435	393	248	145
Asset management fees, commissions and other income	233	171	62	77	57	20

Total revenues	6,353	2,131	4,222	2,090	643	1,447

Benefits and Expenses (1):
Insurance and annuity benefits	4,251	868	3,383	1,459	303	1,156
Interest credited to policyholders’ account balances	392	222	170	134	77	57
Interest expense	141	141	—	48	48	—
Deferral of acquisition costs	(232)	(232)	—	(82)	(82)	—
Amortization of acquisition costs	92	88	4	(54)	(56)	2
General and administrative expenses	1,244	700	544	429	242	187

Total benefits and expenses	5,888	1,787	4,101	1,934	532	1,402

Adjusted operating income before income taxes	465	344	121	156	111	45

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

13	21	Variable life	8	4	4	5	4
128	66	Universal life	21	29	34	42	52
127	116	Term life	41	42	41	44	42

268	203	Total	70	75	79	91	98

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

66	62	Prudential Agents	21	22	20	24	22
202	141	Third party distribution	49	53	59	67	76

268	203	Total	70	75	79	91	98

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
9,500	8,773	Beginning balance	9,086	9,364	9,500	9,792	10,021
1,488	1,177	Premiums and deposits	401	454	480	502	506
(625)	(581)	Surrenders and withdrawals	(184)	(199)	(196)	(220)	(209)

863	596	Net sales	217	255	284	282	297
(175)	(170)	Benefit payments	(70)	(51)	(57)	(65)	(53)

688	426	Net flows	147	204	227	217	244
(79)	208	Interest credited and other	126	(44)	88	28	(195)
216	228	Net transfers from separate account	93	59	70	78	68
(267)	(271)	Policy charges	(88)	(83)	(93)	(94)	(80)

10,058	9,364	Ending balance	9,364	9,500	9,792	10,021	10,058

		Separate Account Liabilities:
16,491	17,156	Beginning balance	17,544	15,506	16,491	17,842	17,113
631	681	Premiums and deposits	246	215	208	211	212
(423)	(544)	Surrenders and withdrawals	(128)	(150)	(145)	(130)	(148)

208	137	Net sales	118	65	63	81	64
(23)	(29)	Benefit payments	(5)	(8)	(7)	(8)	(8)

185	108	Net flows	113	57	56	73	56
1,863	(1,023)	Change in market value, interest credited and other	(1,890)	1,151	1,530	(562)	895
(216)	(228)	Net transfers to general account	(93)	(59)	(70)	(78)	(68)
(488)	(507)	Policy charges	(168)	(164)	(165)	(162)	(161)

17,835	15,506	Ending balance	15,506	16,491	17,842	17,113	17,835

		FACE AMOUNT IN FORCE (3):

		Variable life	113,349	113,039	113,118	111,530	111,159
		Universal life	39,644	41,063	42,751	45,161	47,943
		Term life	471,453	477,235	483,890	491,724	499,051

		Total	624,446	631,337	639,759	648,415	658,153

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:

		Policy Surrender Experience:
489	623	Cash value of surrenders	148	155	170	155	165
2.7%	3.6%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.5%	2.7%	2.8%	2.5%	2.6%

		Death benefits per $1,000 of in force (1):
4.89	4.66	Variable and universal life	5.00	4.18	4.35	5.90	4.38
1.50	1.13	Term life	1.21	0.99	1.42	2.08	1.00
3.12	2.82	Total, Individual Life Insurance	3.03	2.49	2.86	3.89	2.60

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
253	437	Group life	23	49	211	24	18
128	129	Group disability	17	20	81	19	28

381	566	Total	40	69	292	43	46

		Future Policy Benefits (1):
		Group life	2,184	2,418	2,325	2,300	2,231
		Group disability	19	8	37	28	17

		Total	2,203	2,426	2,362	2,328	2,248

		Policyholders’ Account Balances (1):
		Group life	7,027	7,127	7,188	7,310	7,522
		Group disability	176	179	168	182	193

		Total	7,203	7,306	7,356	7,492	7,715

		Separate Account Liabilities (1):
		Group life	19,148	19,174	19,826	19,506	20,110
		Group disability	—	—	—	—	—

		Total	19,148	19,174	19,826	19,506	20,110

		Group Life Insurance:
3,098	3,162	Gross premiums, policy charges and fee income (2)	1,050	1,040	1,064	1,015	1,019
2,989	3,066	Earned premiums, policy charges and fee income	1,064	999	990	989	1,010
91.5%	90.6%	Benefits ratio	89.3%	86.0%	95.4%	88.6%	90.7%
9.4%	8.3%	Administrative operating expense ratio	8.7%	8.9%	9.1%	9.9%	9.2%
		Persistency ratio	96.2%	95.8%	95.4%	95.0%	94.5%

		Group Disability Insurance:
716	675	Gross premiums, policy charges and fee income (2)	222	228	232	245	239
693	659	Earned premiums, policy charges and fee income	218	224	230	232	231
97.8%	91.5%	Benefits ratio	94.0%	104.0%	102.2%	97.4%	93.9%
24.3%	24.6%	Administrative operating expense ratio	25.2%	25.4%	25.9%	23.3%	23.8%
		Persistency ratio	89.7%	88.5%	93.9%	91.6%	90.5%

(1)	As of end of period.
(2)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
2,390	3,019	Beginning balance	3,300	2,131	2,390	3,252	2,619
816	810	Capitalization	230	228	254	274	288
(207)	(447)	Amortization - operating results	(233)	(89)	(86)	(157)	36
446	(1,205)	Amortization - realized investment gains and losses	(1,138)	73	675	(747)	518
12	(30)	Impact of unrealized (gains) or losses on AFS securities	(28)	47	19	(3)	(4)
—	(16)	Other (1)	—	—	—	—	—

3,457	2,131	Ending balance	2,131	2,390	3,252	2,619	3,457

		INDIVIDUAL LIFE INSURANCE:
3,192	3,214	Beginning balance	3,187	3,263	3,192	3,242	3,238
292	232	Capitalization	82	85	89	100	103
(341)	(88)	Amortization - operating results	56	(47)	(56)	(76)	(209)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(149)	(95)	Impact of unrealized (gains) or losses on AFS securities	(62)	(109)	17	(28)	(138)

2,994	3,263	Ending balance	3,263	3,192	3,242	3,238	2,994

		GROUP INSURANCE:
132	138	Beginning balance	136	134	132	131	130
—	—	Capitalization	—	—	—	—	—
(3)	(4)	Amortization - operating results	(2)	(2)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

129	134	Ending balance	134	132	131	130	129

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,000	1,348	Beginning balance	1,415	915	1,000	1,306	1,032
240	279	Capitalization	72	79	82	88	70
(115)	(221)	Amortization - operating results	(105)	(41)	(45)	(68)	(2)
139	(493)	Amortization - realized investment gains and losses	(455)	29	262	(295)	172
11	(14)	Impact of unrealized (gains) or losses on AFS securities	(12)	18	7	1	3
—	16	Other (1)	—	—	—	—	—

1,275	915	Ending balance	915	1,000	1,306	1,032	1,275

(1)	“Other” activity for the nine months ended September 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2011		2012
2012	2011	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
16,583	10,997	51%	Premiums	3,838	4,018	4,605	5,164	6,814
441	406	9%	Policy charges and fee income	150	146	152	150	139
3,184	2,752	16%	Net investment income	1,026	1,025	1,023	1,035	1,126
251	344	-27%	Asset management fees, commissions and other income	116	101	69	82	100

20,459	14,499	41%	Total revenues	5,130	5,290	5,849	6,431	8,179

			Benefits and Expenses (1):
14,037	8,910	58%	Insurance and annuity benefits	3,034	3,175	3,752	4,303	5,982
851	702	21%	Interest credited to policyholders’ account balances	292	276	278	270	303
1	1	0%	Interest expense	—	—	1	(1)	1
(1,506)	(1,234)	-22%	Deferral of acquisition costs	(467)	(450)	(470)	(542)	(494)
823	640	29%	Amortization of acquisition costs	235	240	260	284	279
4,183	3,692	13%	General and administrative expenses	1,376	1,454	1,422	1,436	1,325

18,389	12,711	45%	Total benefits and expenses	4,470	4,695	5,243	5,750	7,396

2,070	1,788	16%	Adjusted operating income before income taxes	660	595	606	681	783

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2012			Quarter Ended September 30, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	16,583	5,243	11,340	6,814	1,727	5,087
Policy charges and fee income	441	271	170	139	83	56
Net investment income	3,184	1,185	1,999	1,126	418	708
Asset management fees, commissions and other income	251	47	204	100	9	91

Total revenues	20,459	6,746	13,713	8,179	2,237	5,942

Benefits and Expenses (1):
Insurance and annuity benefits	14,037	4,328	9,709	5,982	1,436	4,546
Interest credited to policyholders’ account balances	851	209	642	303	80	223
Interest expense	1	—	1	1	—	1
Deferral of acquisition costs	(1,506)	(628)	(878)	(494)	(190)	(304)
Amortization of acquisition costs	823	326	497	279	76	203
General and administrative expenses	4,183	1,362	2,821	1,325	442	883

Total benefits and expenses	18,389	5,597	12,792	7,396	1,844	5,552

Adjusted operating income before income taxes	2,070	1,149	921	783	393	390

	Nine Months Ended September 30, 2011			Quarter Ended September 30, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	10,997	4,779	6,218	3,838	1,612	2,226
Policy charges and fee income	406	279	127	150	98	52
Net investment income	2,752	1,076	1,676	1,026	378	648
Asset management fees, commissions and other income	344	(17)	361	116	(12)	128

Total revenues	14,499	6,117	8,382	5,130	2,076	3,054

Benefits and Expenses (1):
Insurance and annuity benefits	8,910	3,943	4,967	3,034	1,325	1,709
Interest credited to policyholders’ account balances	702	184	518	292	66	226
Interest expense	1	—	1	—	—	—
Deferral of acquisition costs	(1,234)	(554)	(680)	(467)	(185)	(282)
Amortization of acquisition costs	640	346	294	235	121	114
General and administrative expenses	3,692	1,252	2,440	1,376	418	958

Total benefits and expenses	12,711	5,171	7,540	4,470	1,745	2,725

Adjusted operating income before income taxes	1,788	946	842	660	331	329

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2011		2012
2012	2011		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,340	3,893	Japan, excluding Gibraltar Life	1,310	1,317	1,531	1,393	1,416
11,510	6,345	Gibraltar Life	2,278	2,440	2,837	3,530	5,143
1,174	1,165	All other countries	400	407	389	391	394

17,024	11,403	Total	3,988	4,164	4,757	5,314	6,953

		Annualized new business premiums:
802	609	Japan, excluding Gibraltar Life	209	207	305	316	181
1,911	1,487	Gibraltar Life	570	555	469	762	680
268	247	All other countries	82	87	89	86	93

2,981	2,343	Total	861	849	863	1,164	954

		Annualized new business premiums by distribution channel:
1,070	856	Life Planners	291	294	394	402	274
717	699	Gibraltar Life Consultants	269	280	193	316	208
887	451	Banks	173	152	193	261	433
307	337	Independent Agency	128	123	83	185	39

2,981	2,343	Total	861	849	863	1,164	954

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
4,132	3,736	Japan, excluding Gibraltar Life	1,225	1,227	1,460	1,336	1,336
10,817	6,083	Gibraltar Life	2,135	2,268	2,633	3,378	4,806
1,159	1,086	All other countries	371	404	378	391	390

16,108	10,905	Total	3,731	3,899	4,471	5,105	6,532

		Annualized new business premiums:
772	587	Japan, excluding Gibraltar Life	198	194	294	307	171
1,810	1,424	Gibraltar Life	537	519	439	735	636
264	230	All other countries	75	86	86	85	93

2,846	2,241	Total	810	799	819	1,127	900

		Annualized new business premiums by distribution channel:
1,036	817	Life Planners	273	280	380	392	264
679	666	Gibraltar Life Consultants	253	262	181	305	193
839	436	Banks	165	144	182	251	406
292	322	Independent Agency	119	113	76	179	37

2,846	2,241	Total	810	799	819	1,127	900

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2011		2012
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	326	328	332	335	338
Gibraltar Life	378	380	378	379	385
All other countries	103	105	105	106	106

Total	807	813	815	820	829

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,647	2,678	2,725	2,773	2,794
Gibraltar Life	7,459	7,477	7,453	7,417	7,432
All other countries	1,555	1,575	1,606	1,624	1,643

Total	11,661	11,730	11,784	11,814	11,869

International life insurance policy persistency: (3)

Excluding Gibraltar Life:
13 months	92.7%	92.8%	93.0%	93.0%	93.0%
25 months	85.1%	85.4%	85.2%	85.4%	85.7%

Gibraltar Life:
13 months	93.0%	93.1%	93.0%	90.6%	90.4%
25 months	85.8%	85.8%	85.8%	81.6%	82.0%

Number of Life Planners at end of period:
Japan	3,144	3,137	3,165	3,116	3,169
All other countries	3,555	3,655	3,654	3,690	3,760

Total life planners	6,699	6,792	6,819	6,806	6,929

Gibraltar Life Consultants	12,936	12,791	12,219	12,031	11,683

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Excludes Star/Edison business for 1Q 2012 and prior periods.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2012				December 31, 2011
	Consolidated	Closed Block	Financial Services Businesses		Consolidated	Closed Block	Financial Services Businesses
	Portfolio	Business	Amount	% of Total	Portfolio	Business	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	226,161	29,549	196,612	65.7%	209,297	30,211	179,086	64.3%
Public, held-to-maturity, at amortized cost	3,438	—	3,438	1.1%	3,743	—	3,743	1.3%
Private, available-for-sale, at fair value	46,685	17,817	28,868	9.7%	43,243	16,305	26,938	9.7%
Private, held-to-maturity, at amortized cost	1,282	—	1,282	0.5%	1,364	—	1,364	0.5%
Trading account assets supporting insurance liabilities, at fair value	20,132	—	20,132	6.7%	19,481	—	19,481	7.0%
Other trading account assets, at fair value	1,917	264	1,653	0.6%	2,421	317	2,104	0.8%
Equity securities, available-for-sale, at fair value	7,979	3,171	4,808	1.6%	7,523	3,122	4,401	1.6%
Commercial mortgage and other loans, at book value	36,109	9,765	26,344	8.8%	34,113	9,040	25,073	9.0%
Policy loans, at outstanding balance	11,701	5,150	6,551	2.2%	11,559	5,296	6,263	2.2%
Other long-term investments (1)	6,832	2,022	4,810	1.5%	6,471	1,990	4,481	1.6%
Short-term investments	6,007	1,470	4,537	1.6%	6,137	528	5,609	2.0%

Subtotal (2)	368,243	69,208	299,035	100.0%	345,352	66,809	278,543	100.0%

Invested assets of other entities and operations (3)	9,829	—	9,829		10,895	—	10,895

Total investments	378,072	69,208	308,864		356,247	66,809	289,438

Fixed Maturities by Credit Quality (2):

	September 30, 2012					December 31, 2011
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)
1	162,378	15,565	918	177,025	88.4%	151,700	11,143	1,756	161,087	88.0%
2	17,408	1,805	476	18,737	9.3%	17,017	1,298	797	17,518	9.6%

Subtotal - High or Highest Quality Securities	179,786	17,370	1,394	195,762	97.7%	168,717	12,441	2,553	178,605	97.6%

3	3,152	77	281	2,948	1.5%	3,446	66	574	2,938	1.6%
4	1,254	76	150	1,180	0.6%	1,328	34	296	1,066	0.6%
5	376	8	108	276	0.1%	443	6	174	275	0.1%
6	123	13	28	108	0.1%	219	15	105	129	0.1%

Subtotal - Other Securities	4,905	174	567	4,512	2.3%	5,436	121	1,149	4,408	2.4%

Total	184,691	17,544	1,961	200,274	100.0%	174,153	12,562	3,702	183,013	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,113	804	63	7,854	26.0%	7,018	730	84	7,664	27.0%
2	17,180	1,574	293	18,461	61.1%	15,847	1,273	362	16,758	59.1%

Subtotal - High or Highest Quality Securities	24,293	2,378	356	26,315	87.1%	22,865	2,003	446	24,422	86.1%

3	2,472	180	37	2,615	8.7%	2,532	134	43	2,623	9.2%
4	675	37	7	705	2.3%	715	14	20	709	2.5%
5	406	15	19	402	1.3%	490	5	42	453	1.6%
6	162	31	5	188	0.6%	130	31	3	158	0.6%

Subtotal - Other Securities	3,715	263	68	3,910	12.9%	3,867	184	108	3,943	13.9%

Total	28,008	2,641	424	30,225	100.0%	26,732	2,187	554	28,365	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our trading and banking, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes invested assets of trading and banking and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2012 and December 31, 2011, respectively, 138 securities with amortized cost of $1,318 million (fair value $1,387 million) and 110 securities with amortized cost of $817 million (fair value, $852 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	125,028	81.8%	111,857	80.3%
Public, held-to-maturity, at amortized cost	3,438	2.3%	3,743	2.7%
Private, available-for-sale, at fair value	5,973	3.9%	5,020	3.6%
Private, held-to-maturity, at amortized cost	1,282	0.8%	1,364	1.0%
Trading account assets supporting insurance liabilities, at fair value	1,833	1.2%	1,732	1.2%
Other trading account assets, at fair value	1,367	0.9%	1,496	1.1%
Equity securities, available-for-sale, at fair value	2,030	1.3%	1,932	1.4%
Commercial mortgage and other loans, at book value	6,179	4.1%	5,672	4.1%
Policy loans, at outstanding balance	2,857	1.9%	2,873	2.0%
Other long-term investments (2)	2,316	1.5%	2,892	2.1%
Short-term investments	467	0.3%	702	0.5%

Total	152,770	100.0%	139,283	100.0%

	September 30, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	71,584	48.9%	67,229	48.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	22,895	15.7%	21,918	15.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,299	12.5%	17,749	12.8%
Other trading account assets, at fair value	286	0.2%	608	0.4%
Equity securities, available-for-sale, at fair value	2,778	1.9%	2,469	1.8%
Commercial mortgage and other loans, at book value	20,165	13.8%	19,401	13.9%
Policy loans, at outstanding balance	3,694	2.5%	3,390	2.4%
Other long-term investments (2)	2,494	1.7%	1,589	1.2%
Short-term investments	4,070	2.8%	4,907	3.5%

Total	146,265	100.0%	139,260	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.69%	1,897	(92)	3.81%	1,825	(84)
Equity securities	6.49%	68	10	5.78%	49	(82)
Commercial mortgage and other loans	5.27%	282	8	5.31%	262	26
Policy loans	4.60%	73	—	4.72%	72	—
Short-term investments and cash equivalents	0.24%	8	—	0.39%	13	—
Other investments	5.20%	82	(1,473)	3.86%	80	2,353

Gross investment income before investment expenses	3.76%	2,410	(1,547)	3.81%	2,301	2,213
Investment expenses	-0.12%	(61)	—	-0.12%	(59)	—

Subtotal	3.64%	2,349	(1,547)	3.69%	2,242	2,213

Investment results of other entities and operations (2)		316	28		301	75
Less, investment income related to adjusted operating income reconciling items		(34)			(35)

Total		2,631	(1,519)		2,508	2,288

	Nine Months Ended September 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)(4)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.75%	5,610	(224)	3.92%	5,214	(114)
Equity securities	6.11%	186	(59)	6.22%	185	(97)
Commercial mortgage and other loans	5.27%	824	11	5.45%	763	47
Policy loans	4.62%	215	—	4.72%	205	—
Short-term investments and cash equivalents	0.25%	24	—	0.42%	40	—
Other investments	4.09%	194	(1,050)	4.45%	213	2,463

Gross investment income before investment expenses	3.77%	7,053	(1,322)	3.93%	6,619	2,299
Investment expenses	-0.12%	(186)	—	-0.13%	(172)	—

Subtotal	3.65%	6,867	(1,322)	3.79%	6,447	2,299

Investment results of other entities and operations (2)		890	38		929	162
Less, investment income related to adjusted operating income reconciling items		(100)			(95)

Total		7,657	(1,284)		7,281	2,461

(1)	Excludes assets of our trading, banking, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of trading, banking, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields for the nine months ended September 30, 2011 are weighted for seven months of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.71%	844	(97)	2.75%	774	(115)
Equity securities	4.58%	22	(10)	3.70%	12	(75)
Commercial mortgage and other loans	4.18%	62	4	4.07%	55	4
Policy loans	3.57%	25	—	3.51%	24	—
Short-term investments and cash equivalents	0.14%	1	—	0.70%	7	—
Other investments (3)	6.00%	59	18	4.25%	63	539

Gross investment income before investment expenses	2.83%	1,013	(85)	2.84%	935	353
Investment expenses	-0.11%	(39)	—	-0.11%	(37)	—

Total	2.72%	974	(85)	2.73%	898	353

	Nine Months Ended September 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)(2)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.73%	2,456	(209)	2.74%	2,047	(237)
Equity securities	3.40%	50	(89)	3.47%	56	(121)
Commercial mortgage and other loans	4.09%	174	9	4.15%	155	13
Policy loans	3.50%	73	—	3.44%	66	—
Short-term investments and cash equivalents	0.16%	4	—	0.77%	20	1
Other investments (3)	4.45%	133	78	4.44%	144	405

Gross investment income before investment expenses	2.80%	2,890	(211)	2.83%	2,488	61
Investment expenses	-0.12%	(124)	—	-0.12%	(105)	—

Total	2.68%	2,766	(211)	2.71%	2,383	61

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields for the nine months ended September 30, 2011 are weighted for seven months of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.21%	1,053	5	5.31%	1,051	31
Equity securities	8.19%	46	20	8.13%	37	(7)
Commercial mortgage and other loans	5.69%	220	4	5.78%	207	22
Policy loans	5.41%	48	—	5.72%	48	—
Short-term investments and cash equivalents	0.28%	7	—	0.28%	6	—
Other investments	3.91%	23	(1,491)	2.83%	17	1,814

Gross investment income before investment expenses	4.94%	1,397	(1,462)	4.96%	1,366	1,860
Investment expenses	-0.13%	(22)	—	-0.13%	(22)	—

Total	4.81%	1,375	(1,462)	4.83%	1,344	1,860

	Nine Months Ended September 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.30%	3,154	(15)	5.43%	3,167	123
Equity securities	8.65%	136	30	8.97%	129	24
Commercial mortgage and other loans	5.72%	650	2	5.93%	608	34
Policy loans	5.53%	142	—	5.75%	139	—
Short-term investments and cash equivalents	0.28%	20	—	0.30%	20	(1)
Other investments	3.49%	61	(1,128)	4.46%	69	2,058

Gross investment income before investment expenses	4.98%	4,163	(1,111)	5.12%	4,131	2,238
Investment expenses	-0.13%	(62)	—	-0.14%	(67)	—

Total	4.85%	4,101	(1,111)	4.99%	4,064	2,238

(1)	Excludes assets of our trading, banking, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF THIRD QUARTER 2011 AND 2012 ACTUARIAL UPDATES

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2011	Third Quarter 2012	Third Quarter 2011	Third Quarter 2012	Third Quarter 2011	Third Quarter 2012	Third Quarter 2011	Third Quarter 2012	Third Quarter 2011	Third Quarter 2012
Actuarial Item:

Annual review of assumptions including: actual and expected fund performance, persistency, investment margins, costs associated with guaranteed benefits, and other elements of gross profits.	230	296	59	(57)	129	(168)	6	(16)	(424)	(55)

Reported amount	331	385	182	72	233	(36)	553	649

Amount excluding impact of items indicated above	101	89	123	129	104	132	547	665

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2011 AND 2012 ACTUARIAL UPDATES

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Amortization of Deferred Policy Acquisition Costs		Pre-Tax Adjusted Operating Income
	Third Quarter 2011	Third Quarter 2012	Third Quarter 2011	Third Quarter 2012	Third Quarter 2011	Third Quarter 2012	Third Quarter 2011	Third Quarter 2012
Actuarial Item:

Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits	(125)	121	(4)	11	(148)	137	27	(27)

Reported amount	156	407	303	299	(56)	209

Amount excluding impact of items indicated above	281	286	307	288	92	72

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses:

		Pre-tax adjusted operating income (loss) by division:
2,002	1,218	U.S. Retirement Solutions and Investment Management Division	600	605	42	668	698	302
656	817	U.S. Individual Life and Group Insurance Division	133	176	156	180	72	94
1,915	1,676	International Insurance Division	628	500	660	595	606	681
(954)	(793)	Corporate and other operations	(270)	(239)	(349)	(286)	(364)	(263)

3,619	2,918	Total pre-tax adjusted operating income	1,091	1,042	509	1,157	1,012	814
947	707	Income taxes, applicable to adjusted operating income	294	276	103	305	273	196

2,672	2,211	Financial Services Businesses after-tax adjusted operating income	797	766	406	852	739	618

		Reconciling items:
(27)	(1,669)	Realized investment gains (losses), net, and related charges and adjustments	(375)	1	1,817	(596)	(1,838)	2,030
501	1,601	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(17)	177	10	53	234	4
(631)	(899)	Change in experience-rated contractholder liabilities due to asset value changes	34	(178)	68	(47)	(246)	54
18	2,117	Divested businesses	(4)	10	43	52	4	24
(95)	(2,364)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(133)	19	(87)	12	5	8

(234)	(1,214)	Total reconciling items, before income taxes	(495)	29	1,851	(526)	(1,841)	2,120
41	(657)	Income taxes, not applicable to adjusted operating income	(144)	13	743	(183)	(111)	534

(275)	(557)	Total reconciling items, after income taxes	(351)	16	1,108	(343)	(1,730)	1,586

2,397	1,654	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	446	782	1,514	509	(991)	2,204
71	1,557	Equity in earnings of operating joint ventures, net of taxes and earnings from continuing operations attributable to noncontrolling interests	79	(19)	57	(7)	(4)	(9)

2,468	3,211	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	525	763	1,571	502	(995)	2,195
11	(34)	Earnings from continuing operations attributable to noncontrolling interests	25	29	10	8	11	15

2,479	3,177	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	550	792	1,581	510	(984)	2,210
32	(19)	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	14	16	(9)	14	7	8

2,511	3,158	Net income (loss) of Financial Services Businesses	564	808	1,572	524	(977)	2,218
11	(34)	Less: Income (loss) attributable to noncontrolling interests	25	29	10	8	11	15

2,500	3,192	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	539	779	1,562	516	(988)	2,203

11.3%	11.3%	Operating Return on Average Equity (based on adjusted operating income)	12.5%	11.6%	6.0%	12.3%	11.1%	9.1%

		Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
2,500	3,192	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	539	779	1,562	516	(988)	2,203
495	(286)	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	22	10	32	82	21	(5)

2,995	2,906	Consolidated net income (loss) attributable to Prudential Financial, Inc.	561	789	1,594	598	(967)	2,198

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted): (1)
5.66	4.98	Financial Services Businesses after-tax adjusted operating income	1.62	1.55	0.84	1.77	1.56	1.32

		Reconciling items:
(0.06)	(3.72)	Realized investment gains (losses), net, and related charges and adjustments	(0.76)	—	3.71	(1.25)	(3.85)	4.29
1.05	3.57	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.03)	0.36	0.02	0.11	0.49	0.01
(1.33)	(2.01)	Change in experience-rated contractholder liabilities due to asset value changes	0.07	(0.36)	0.14	(0.10)	(0.52)	0.11
0.04	4.72	Divested businesses	(0.01)	0.02	0.09	0.11	0.01	0.05
—	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	0.01	—	(0.03)	—	0.02	(0.03)

(0.30)	2.54	Total reconciling items, before income taxes	(0.72)	0.02	3.93	(1.13)	(3.85)	4.43
0.12	0.33	Income taxes, not applicable to adjusted operating income	(0.18)	0.02	1.58	(0.40)	(0.19)	1.13

(0.42)	2.21	Total reconciling items, after income taxes	(0.54)	—	2.35	(0.73)	(3.66)	3.30

5.24	7.19	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.08	1.55	3.19	1.04	(2.10)	4.62
0.06	(0.04)	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	0.02	0.03	(0.01)	0.03	0.01	0.02

5.30	7.15	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.10	1.58	3.18	1.07	(2.09)	4.64

466.8	444.6	Weighted average number of outstanding Common shares (basic)	484.9	486.0	481.2	469.2	469.2	466.1

475.4	448.2	Weighted average number of outstanding Common shares (diluted)	493.9	494.8	489.3	477.0	477.5	473.5

36	43	Direct equity adjustments for earnings per share calculation	9	8	8	(1)	8	8

17	5	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
34	25	Financial Services Businesses after-tax adjusted operating income	11	10	6	11	8	6
32	36	Income from continuing operations (after-tax) of Financial Services Businesses	7	11	20	9	0	20

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q

		Revenues (1):
14,912	12,925	Premiums	4,741	5,419	5,332	5,546	5,980	6,695
3,482	3,032	Policy charges and fee income	982	1,038	979	1,033	1,078	1,085
8,501	8,144	Net investment income	2,277	2,496	2,508	2,522	2,500	2,526
3,192	2,279	Asset management fees, commissions and other income	1,039	1,035	952	1,034	937	941

30,087	26,380	Total revenues	9,039	9,988	9,771	10,135	10,495	11,247

		Benefits and Expenses (1):
14,557	12,382	Insurance and annuity benefits	4,559	5,074	5,340	4,946	5,484	6,404
3,418	3,376	Interest credited to policyholders’ account balances	829	934	1,040	953	948	971
1,049	955	Interest expense	279	289	296	299	308	311
(2,432)	(2,135)	Deferral of acquisition costs	(732)	(757)	(777)	(761)	(809)	(911)
1,027	937	Amortization of acquisition costs	356	423	408	378	406	513
8,849	7,947	General and administrative expenses	2,657	2,983	2,955	3,163	3,146	3,145

26,468	23,462	Total benefits and expenses	7,948	8,946	9,262	8,978	9,483	10,433

3,619	2,918	Adjusted operating income before income taxes	1,091	1,042	509	1,157	1,012	814

		Reconciling items:
152	(1,213)	Realized investment gains (losses), net, and related adjustments	(365)	155	3,385	(672)	(2,716)	3,058
(179)	(456)	Related charges	(10)	(154)	(1,568)	76	878	(1,028)

(27)	(1,669)	Total realized investment gains (losses), net, and related charges and adjustments	(375)	1	1,817	(596)	(1,838)	2,030

501	1,601	Investment gains on trading account assets supporting insurance liabilities, net	(17)	177	10	53	234	4
(631)	(899)	Change in experience-rated contractholder liabilities due to asset value changes	34	(178)	68	(47)	(246)	54
18	2,117	Divested businesses	(4)	10	43	52	4	24
(95)	(2,364)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(133)	19	(87)	12	5	8

(234)	(1,214)	Total reconciling items, before income taxes	(495)	29	1,851	(526)	(1,841)	2,120

3,385	1,704	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	596	1,071	2,360	631	(829)	2,934
988	50	Income tax expense	150	289	846	122	162	730

2,397	1,654	Income (loss) from continuing operations before equity in earnings of operating joint ventures	446	782	1,514	509	(991)	2,204

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q

		Revenues (1):
4,613	4,427	Premiums	1,284	1,283	1,301	1,276	1,269	1,290
1,455	1,508	Policy charges and fee income	385	384	319	384	391	389
1,477	1,361	Net investment income	381	390	393	389	400	402
312	365	Asset management fees, commissions and other income	74	82	77	104	107	114

7,857	7,661	Total revenues	2,124	2,139	2,090	2,153	2,167	2,195

		Benefits and Expenses (1):
5,058	4,749	Insurance and annuity benefits	1,425	1,367	1,459	1,367	1,473	1,452
511	492	Interest credited to policyholders’ account balances	128	130	134	135	133	139
162	181	Interest expense	45	48	48	73	77	80
(327)	(419)	Deferral of acquisition costs	(72)	(78)	(82)	(85)	(89)	(100)
176	159	Amortization of acquisition costs	68	78	(54)	49	57	77
1,621	1,682	General and administrative expenses	397	418	429	434	444	453

7,201	6,844	Total benefits and expenses	1,991	1,963	1,934	1,973	2,095	2,101

656	817	Adjusted operating loss before income taxes	133	176	156	180	72	94

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS—GROUP INSURANCE SEGMENT

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q

		Revenues (1):
3,899	3,741	Premiums	1,112	1,100	1,119	1,097	1,094	1,107
478	484	Policy charges and fee income	121	110	163	126	126	114
574	552	Net investment income	145	145	145	140	146	146
89	117	Asset management fees, commissions and other income	21	21	20	21	25	25

5,040	4,894	Total revenues	1,399	1,376	1,447	1,384	1,391	1,392

		Benefits and Expenses (1):
3,938	3,707	Insurance and annuity benefits	1,128	1,099	1,156	1,091	1,179	1,102
227	229	Interest credited to policyholders’ account balances	57	56	57	58	56	58
—	—	Interest expense	—	—	—	—	—	2
(3)	(11)	Deferral of acquisition costs	—	—	—	—	—	—
10	9	Amortization of acquisition costs	1	1	2	2	1	1
694	657	General and administrative expenses	178	179	187	191	195	196

4,866	4,591	Total benefits and expenses	1,364	1,335	1,402	1,342	1,431	1,359

174	303	Adjusted operating loss before income taxes	35	41	45	42	(40)	33

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS—CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q

		Revenues (1):
(27)	(22)	Premiums	(10)	(11)	4	(5)	(10)	(7)
(42)	(39)	Policy charges and fee income	(8)	(9)	(9)	(9)	(9)	(10)
318	233	Net investment income	87	111	90	98	81	104
(487)	(425)	Asset management fees, commissions and other income	(127)	(127)	(123)	(134)	(187)	(159)

(238)	(253)	Total revenues	(58)	(36)	(38)	(50)	(125)	(72)

		Benefits and Expenses (1):
45	25	Insurance and annuity benefits	2	7	149	(12)	8	38
(70)	(121)	Interest credited to policyholders’ account balances	(10)	(8)	(9)	(7)	(7)	(6)
788	702	Interest expense	200	205	213	191	195	193
63	57	Deferral of acquisition costs	22	16	15	14	15	19
(40)	(36)	Amortization of acquisition costs	(12)	(15)	(22)	(9)	(8)	(16)
(70)	(87)	General and administrative expenses	10	(2)	(35)	59	36	(37)

716	540	Total benefits and expenses	212	203	311	236	239	191

(954)	(793)	Adjusted operating loss before income taxes	(270)	(239)	(349)	(286)	(364)	(263)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RECLASSIFIED SUPPLEMENTARY INFORMATION—GROUP INSURANCE SEGMENT

(dollar amounts in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
446	339	Group life	392	22	23	49	211	24
122	192	Group disability	97	15	17	20	81	19

568	531	Total	489	37	40	69	292	43

		Future Policy Benefits (1):
		Group life	2,233	2,202	2,184	2,418	2,325	2,300
		Group disability	42	31	19	8	37	28

		Total	2,275	2,233	2,203	2,426	2,362	2,328

		Policyholders’ Account Balances (1):
		Group life	6,943	7,075	7,027	7,127	7,188	7,310
		Group disability	167	172	176	179	168	182

		Total	7,110	7,247	7,203	7,306	7,356	7,492

		Separate Account Liabilities (1):
		Group life	19,292	20,027	19,148	19,174	19,826	19,506
		Group disability	—	—	—	—	—	—

		Total	19,292	20,027	19,148	19,174	19,826	19,506

		Group Life Insurance
3,721	3,601	Gross premiums, policy charges and fee income (2)	1,066	1,046	1,050	1,040	1,064	1,015
3,538	3,414	Earned premiums, policy charges and fee income	1,010	992	1,064	999	990	989
89.7%	88.4%	Benefits ratio	92.3%	90.4%	89.3%	86.0%	95.4%	88.6%
9.0%	9.2%	Administrative operating expense ratio	8.2%	8.1%	8.7%	8.9%	9.1%	9.9%
92.1%	94.3%	Persistency ratio	97.2%	96.6%	96.2%	95.8%	95.4%	95.0%

		Group Disability Insurance:
857	835	Gross premiums, policy charges and fee income (2)	227	226	222	228	232	245
839	811	Earned premiums, policy charges and fee income	223	218	218	224	230	232
91.2%	84.9%	Benefits ratio	87.5%	93.0%	94.0%	104.0%	102.2%	97.4%
24.2%	20.6%	Administrative operating expense ratio	23.9%	24.6%	25.2%	25.4%	25.9%	23.3%
92.1%	90.9%	Persistency ratio	93.3%	91.6%	89.7%	88.5%	93.9%	91.6%

		DEFERRED POLICY ACQUISITION COSTS:

145	143	GROUP INSURANCE:
3	11	Beginning balance	138	137	136	134	132	131
(10)	(9)	Capitalization	—	—	—	—	—	—
—	—	Amortization - operating results	(1)	(1)	(2)	(2)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—	—

138	145	Ending balance	137	136	134	132	131	130

(1)	As of end of period.

(2)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features—For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 2.1% for the nine months ended September 30, 2012, 12.8% for the nine months ended September 30, 2011, (7.1)% for the three months ended September 30, 2012, 25.2% for the three months ended June 30, 2012, (11.9)% for the three months ended March 31, 2012, 6.1% for the three months ended December 31, 2011, and 19.8% for the three months ended September 30, 2011.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2012

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 7, 2012

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR

CREDIT RATINGS:
as of November 7, 2012

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.